Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	4Q'17 vs. 4Q'16		Dec 31, 2017	Dec 31, 2016	YTD'17 vs. YTD'16
EARNINGS
Net interest income	$3,916	$3,876	$3,637	$3,587	$3,628	$288	7.9%	$15,016	$13,530	$1,486	11.0%
Retailer share arrangements	(779)	(805)	(669)	(684)	(811)	32	(3.9)%	(2,937)	(2,902)	(35)	1.2%
Net interest income, after retailer share arrangements	3,137	3,071	2,968	2,903	2,817	320	11.4%	12,079	10,628	1,451	13.7%
Provision for loan losses	1,354	1,310	1,326	1,306	1,076	278	25.8%	5,296	3,986	1,310	32.9%
Net interest income, after retailer share arrangements and provision for loan losses	1,783	1,761	1,642	1,597	1,741	42	2.4%	6,783	6,642	141	2.1%
Other income	62	76	57	93	85	(23)	(27.1)%	288	344	(56)	(16.3)%
Other expense	970	958	911	908	918	52	5.7%	3,747	3,416	331	9.7%
Earnings before provision for income taxes	875	879	788	782	908	(33)	(3.6)%	3,324	3,570	(246)	(6.9)%
Provision for income taxes	490	324	292	283	332	158	47.6%	1,389	1,319	70	5.3%
Net earnings	$385	$555	$496	$499	$576	$(191)	(33.2)%	$1,935	$2,251	$(316)	(14.0)%
Net earnings attributable to common stockholders	$385	$555	$496	$499	$576	$(191)	(33.2)%	$1,935	$2,251	$(316)	(14.0)%

Adjusted net earnings(1)	$545	$555	$496	$499	$576	$(31)	(5.4)%	$2,095	$2,251	$(156)	(6.9)%

COMMON SHARE STATISTICS
Basic EPS	$0.49	$0.70	$0.62	$0.61	$0.70	$(0.21)	(30.0)%	$2.43	$2.71	$(0.28)	(10.3)%
Diluted EPS	$0.49	$0.70	$0.61	$0.61	$0.70	$(0.21)	(30.0)%	$2.42	$2.71	$(0.29)	(10.7)%
Adjusted diluted EPS(1)	$0.70	$0.70	$0.61	$0.61	$0.70	$—	—%	$2.62	$2.71	$(0.09)	(3.3)%
Dividend declared per share	$0.15	$0.15	$0.13	$0.13	$0.13	$0.02	15.4%	$0.56	$0.26	$0.30	115.4%
Common stock price	$38.61	$31.05	$29.82	$34.30	$36.27	$2.34	6.5%	$38.61	$36.27	$2.34	6.5%
Book value per share	$18.47	$18.40	$18.02	$17.71	$17.37	$1.10	6.3%	$18.47	$17.37	$1.10	6.3%
Tangible common equity per share(2)	$16.22	$16.15	$15.79	$15.47	$15.34	$0.88	5.7%	$16.22	$15.34	$0.88	5.7%

Beginning common shares outstanding	782.6	795.3	810.8	817.4	825.5	(42.9)	(5.2)%	817.4	833.8	(16.4)	(2.0)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.1	0.2	—	—	0.1	NM	0.4	0.2	0.2	100.0%
Shares repurchased	(12.2)	(12.8)	(15.7)	(6.6)	(8.1)	(4.1)	50.6%	(47.3)	(16.6)	(30.7)	184.9%
Ending common shares outstanding	770.5	782.6	795.3	810.8	817.4	(46.9)	(5.7)%	770.5	817.4	(46.9)	(5.7)%

Weighted average common shares outstanding	778.7	787.3	804.0	813.1	820.5	(41.8)	(5.1)%	795.6	829.2	(33.6)	(4.1)%
Weighted average common shares outstanding (fully diluted)	784.0	790.9	807.4	817.1	823.8	(39.8)	(4.8)%	799.7	831.5	(31.8)	(3.8)%

(1) Adjusted net earnings and Adjusted diluted EPS are non-GAAP measures. These measures represent the corresponding GAAP measure, adjusted to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The effects primarily relate to additional tax expense arising from the remeasurement of our net deferred tax asset to reflect the reduction in the U.S. corporate tax rate from 35% to 21%. For a corresponding reconciliation to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	4Q'17 vs. 4Q'16		Dec 31, 2017	Dec 31, 2016	YTD'17 vs. YTD'16
PERFORMANCE METRICS
Return on assets(1)	1.6%	2.4%	2.2%	2.3%	2.6%		(1.0)%	2.1%	2.7%		(0.6)%
Return on equity(2)	10.5%	15.3%	13.8%	14.1%	16.2%		(5.7)%	13.4%	16.5%		(3.1)%
Return on tangible common equity(3)	12.0%	17.4%	15.7%	16.1%	18.4%		(6.4)%	15.3%	18.8%		(3.5)%
Adjusted return on assets(4)	2.3%	2.4%	2.2%	2.3%	2.6%		(0.3)%	2.3%	2.7%		(0.4)%
Adjusted return on equity(4)	14.9%	15.3%	13.8%	14.1%	16.2%		(1.3)%	14.5%	16.5%		(2.0)%
Adjusted return on tangible common equity(5)	17.0%	17.4%	15.7%	16.1%	18.4%		(1.4)%	16.6%	18.8%		(2.2)%
Net interest margin(6)	16.24%	16.74%	16.20%	16.18%	16.26%		(0.02)%	16.35%	16.10%		0.25%
Efficiency ratio(7)	30.3%	30.4%	30.1%	30.3%	31.6%		(1.3)%	30.3%	31.1%		(0.8)%
Other expense as a % of average loan receivables, including held for sale	4.91%	4.99%	4.93%	4.97%	5.04%		(0.13)%	4.95%	4.98%		(0.03)%
Effective income tax rate	56.0%	36.9%	37.1%	36.2%	36.6%		19.4%	41.8%	36.9%		4.9%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.78%	4.95%	5.42%	5.33%	4.65%		1.13%	5.37%	4.57%		0.80%
30+ days past due as a % of period-end loan receivables(8)	4.67%	4.80%	4.25%	4.25%	4.32%		0.35%	4.67%	4.32%		0.35%
90+ days past due as a % of period-end loan receivables(8)	2.28%	2.22%	1.90%	2.06%	2.03%		0.25%	2.28%	2.03%		0.25%
Net charge-offs	$1,141	$950	$1,001	$974	$847	$294	34.7%	$4,066	$3,139	$927	29.5%
Loan receivables delinquent over 30 days(8)	$3,831	$3,694	$3,208	$3,120	$3,295	$536	16.3%	$3,831	$3,295	$536	16.3%
Loan receivables delinquent over 90 days(8)	$1,869	$1,707	$1,435	$1,508	$1,546	$323	20.9%	$1,869	$1,546	$323	20.9%

Allowance for loan losses (period-end)	$5,574	$5,361	$5,001	$4,676	$4,344	$1,230	28.3%	$5,574	$4,344	$1,230	28.3%
Allowance coverage ratio(9)	6.80%	6.97%	6.63%	6.37%	5.69%		1.11%	6.80%	5.69%		1.11%

BUSINESS METRICS
Purchase volume(10)	$36,565	$32,893	$33,476	$28,880	$35,369	$1,196	3.4%	$131,814	$125,468	$6,346	5.1%
Period-end loan receivables	$81,947	$76,928	$75,458	$73,350	$76,337	$5,610	7.3%	$81,947	$76,337	$5,610	7.3%
Credit cards	$79,026	$73,946	$72,492	$70,587	$73,580	$5,446	7.4%	$79,026	$73,580	$5,446	7.4%
Consumer installment loans	$1,578	$1,561	$1,514	$1,411	$1,384	$194	14.0%	$1,578	$1,384	$194	14.0%
Commercial credit products	$1,303	$1,384	$1,386	$1,311	$1,333	$(30)	(2.3)%	$1,303	$1,333	$(30)	(2.3)%
Other	$40	$37	$66	$41	$40	$—	—%	$40	$40	$—	—%
Average loan receivables, including held for sale	$78,369	$76,165	$74,090	$74,132	$72,476	$5,893	8.1%	$75,702	$68,649	$7,053	10.3%
Period-end active accounts (in thousands)(11)	74,541	69,008	69,277	67,905	71,890	2,651	3.7%	74,541	71,890	2,651	3.7%
Average active accounts (in thousands)(11)	71,348	69,331	68,635	69,629	68,701	2,647	3.9%	69,968	66,928	3,040	4.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,602	$13,915	$12,020	$11,392	$9,321	$2,281	24.5%	$11,602	$9,321	$2,281	24.5%
Total liquid assets	$15,087	$16,391	$15,274	$16,158	$13,612	$1,475	10.8%	$15,087	$13,612	$1,475	10.8%
Undrawn credit facilities
Undrawn credit facilities	$6,000	$5,650	$6,650	$5,600	$6,700	$(700)	(10.4)%	$6,000	$6,700	$(700)	(10.4)%
Total liquid assets and undrawn credit facilities	$21,087	$22,041	$21,924	$21,758	$20,312	$775	3.8%	$21,087	$20,312	$775	3.8%
Liquid assets % of total assets	15.75%	17.71%	16.76%	18.14%	15.09%		0.66%	15.75%	15.09%		0.66%
Liquid assets including undrawn credit facilities % of total assets	22.01%	23.82%	24.06%	24.43%	22.52%		(0.51)%	22.01%	22.52%		(0.51)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Adjusted return on assets represents Adjusted net earnings as a percentage of average total assets. Adjusted return on equity represents Adjusted net earnings as a percentage of average total equity. Adjusted net earnings is a non-GAAP measure. For a corresponding reconciliation of Adjusted net earnings to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Adjusted return on tangible common equity represents Adjusted net earnings as a percentage of average tangible common equity. Both Adjusted net earnings and tangible common equity are non-GAAP measures. For corresponding reconciliations to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(6) Net interest margin represents net interest income divided by average interest-earning assets.
(7) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(8) Based on customer statement-end balances extrapolated to the respective period-end date.
(9) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(10) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(11) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	4Q'17 vs. 4Q'16		Dec 31, 2017	Dec 31, 2016	YTD'17 vs. YTD'16
Interest income:
Interest and fees on loans	$4,233	$4,182	$3,927	$3,877	$3,919	$314	8.0%	$16,219	$14,682	$1,537	10.5%
Interest on investment securities	58	51	43	36	28	30	107.1%	188	96	92	95.8%
Total interest income	4,291	4,233	3,970	3,913	3,947	344	8.7%	16,407	14,778	1,629	11.0%

Interest expense:
Interest on deposits	233	219	202	194	188	45	23.9%	848	727	121	16.6%
Interest on borrowings of consolidated securitization entities	70	65	63	65	64	6	9.4%	263	244	19	7.8%
Interest on third-party debt	72	73	68	67	67	5	7.5%	280	277	3	1.1%
Total interest expense	375	357	333	326	319	56	17.6%	1,391	1,248	143	11.5%

Net interest income	3,916	3,876	3,637	3,587	3,628	288	7.9%	15,016	13,530	1,486	11.0%

Retailer share arrangements	(779)	(805)	(669)	(684)	(811)	32	(3.9)%	(2,937)	(2,902)	(35)	1.2%
Net interest income, after retailer share arrangements	3,137	3,071	2,968	2,903	2,817	320	11.4%	12,079	10,628	1,451	13.7%

Provision for loan losses	1,354	1,310	1,326	1,306	1,076	278	25.8%	5,296	3,986	1,310	32.9%
Net interest income, after retailer share arrangements and provision for loan losses	1,783	1,761	1,642	1,597	1,741	42	2.4%	6,783	6,642	141	2.1%

Other income:
Interchange revenue	179	164	165	145	167	12	7.2%	653	602	51	8.5%
Debt cancellation fees	69	67	68	68	68	1	1.5%	272	262	10	3.8%
Loyalty programs	(193)	(168)	(206)	(137)	(157)	(36)	22.9%	(704)	(547)	(157)	28.7%
Other	7	13	30	17	7	—	—%	67	27	40	148.1%
Total other income	62	76	57	93	85	(23)	(27.1)%	288	344	(56)	(16.3)%

Other expense:
Employee costs	333	335	321	325	315	18	5.7%	1,314	1,207	107	8.9%
Professional fees	159	161	158	151	164	(5)	(3.0)%	629	638	(9)	(1.4)%
Marketing and business development	156	124	124	94	130	26	20.0%	498	423	75	17.7%
Information processing	99	96	88	90	88	11	12.5%	373	338	35	10.4%
Other	223	242	220	248	221	2	0.9%	933	810	123	15.2%
Total other expense	970	958	911	908	918	52	5.7%	3,747	3,416	331	9.7%

Earnings before provision for income taxes	875	879	788	782	908	(33)	(3.6)%	3,324	3,570	(246)	(6.9)%
Provision for income taxes	490	324	292	283	332	158	47.6%	1,389	1,319	70	5.3%
Net earnings attributable to common stockholders	$385	$555	$496	$499	$576	$(191)	(33.2)%	$1,935	$2,251	$(316)	(14.0)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016
Assets
Cash and equivalents	$11,602	$13,915	$12,020	$11,392	$9,321	$2,281	24.5%
Investment securities	4,488	3,317	3,997	5,328	5,110	(622)	(12.2)%
Loan receivables:
Unsecuritized loans held for investment	55,526	53,997	52,550	50,398	52,332	3,194	6.1%
Restricted loans of consolidated securitization entities	26,421	22,931	22,908	22,952	24,005	2,416	10.1%
Total loan receivables	81,947	76,928	75,458	73,350	76,337	5,610	7.3%
Less: Allowance for loan losses	(5,574)	(5,361)	(5,001)	(4,676)	(4,344)	(1,230)	28.3%
Loan receivables, net	76,373	71,567	70,457	68,674	71,993	4,380	6.1%
Goodwill	991	991	991	992	949	42	4.4%
Intangible assets, net	749	772	787	826	712	37	5.2%
Other assets	1,605	1,986	2,888	1,838	2,122	(517)	(24.4)%
Total assets	$95,808	$92,548	$91,140	$89,050	$90,207	$5,601	6.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$56,276	$54,232	$52,659	$51,359	$51,896	$4,380	8.4%
Non-interest-bearing deposit accounts	212	222	226	246	159	53	33.3%
Total deposits	56,488	54,454	52,885	51,605	52,055	4,433	8.5%
Borrowings:
Borrowings of consolidated securitization entities	12,497	11,891	12,204	12,433	12,388	109	0.9%
Bank term loan	—	—	—	—	—	—	—%
Senior unsecured notes	8,302	8,008	8,505	7,761	7,759	543	7.0%
Total borrowings	20,799	19,899	20,709	20,194	20,147	652	3.2%
Accrued expenses and other liabilities	4,287	3,793	3,214	2,888	3,809	478	12.5%
Total liabilities	81,574	78,146	76,808	74,687	76,011	5,563	7.3%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,445	9,429	9,415	9,405	9,393	52	0.6%
Retained earnings	6,809	6,543	6,109	5,724	5,330	1,479	27.7%
Accumulated other comprehensive income	(64)	(40)	(49)	(55)	(53)	(11)	20.8%
Treasury Stock	(1,957)	(1,531)	(1,144)	(712)	(475)	(1,482)	NM
Total equity	14,234	14,402	14,332	14,363	14,196	38	0.3%
Total liabilities and equity	$95,808	$92,548	$91,140	$89,050	$90,207	$5,601	6.2%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2017			Sep 30, 2017			Jun 30, 2017			Mar 31, 2017			Dec 31, 2016
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,591	$43	1.26%	$11,895	$37	1.23%	$10,758	$28	1.04%	$10,552	$21	0.81%	$12,210	$17	0.55%
Securities available for sale	3,725	15	1.60%	3,792	14	1.46%	5,195	15	1.16%	5,213	15	1.17%	4,076	11	1.07%

Loan receivables:
Credit cards, including held for sale	75,389	4,161	21.90%	73,172	4,111	22.29%	71,206	3,858	21.73%	71,365	3,811	21.66%	69,660	3,851	21.99%
Consumer installment loans	1,568	36	9.11%	1,543	35	9.00%	1,461	34	9.33%	1,389	32	9.34%	1,373	31	8.98%
Commercial credit products	1,375	35	10.10%	1,392	36	10.26%	1,378	34	9.90%	1,317	34	10.47%	1,386	36	10.33%
Other	37	1	NM	58	—	—%	45	1	NM	61	—	—%	57	1	NM
Total loan receivables, including held for sale	78,369	4,233	21.43%	76,165	4,182	21.78%	74,090	3,927	21.26%	74,132	3,877	21.21%	72,476	3,919	21.51%
Total interest-earning assets	95,685	4,291	17.79%	91,852	4,233	18.28%	90,043	3,970	17.68%	89,897	3,913	17.65%	88,762	3,947	17.69%

Non-interest-earning assets:
Cash and due from banks	1,037			877			829			802			739
Allowance for loan losses	(5,443)			(5,125)			(4,781)			(4,408)			(4,228)
Other assets	3,219			3,517			3,303			3,177			3,479
Total non-interest-earning assets	(1,187)			(731)			(649)			(429)			(10)

Total assets	$94,498			$91,121			$89,394			$89,468			$88,752

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$55,690	$233	1.66%	$53,294	$219	1.63%	$51,836	$202	1.56%	$51,829	$194	1.52%	$51,006	$188	1.47%
Borrowings of consolidated securitization entities	12,425	70	2.24%	11,759	65	2.19%	12,213	63	2.07%	12,321	65	2.14%	12,389	64	2.06%
Bank term loan	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Senior unsecured notes	7,940	72	3.60%	8,251	73	3.51%	7,933	68	3.44%	7,760	67	3.50%	7,757	67	3.44%
Total interest-bearing liabilities	76,055	375	1.96%	73,304	357	1.93%	71,982	333	1.86%	71,910	326	1.84%	71,152	319	1.78%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	218			232			218			240			176
Other liabilities	3,716			3,154			2,752			2,995			3,321
Total non-interest-bearing liabilities	3,934			3,386			2,970			3,235			3,497

Total liabilities	79,989			76,690			74,952			75,145			74,649

Equity
Total equity	14,509			14,431			14,442			14,323			14,103

Total liabilities and equity	$94,498			$91,121			$89,394			$89,468			$88,752
Net interest income		$3,916			$3,876			$3,637			$3,587			$3,628

Interest rate spread(1)			15.83%			16.35%			15.82%			15.81%			15.91%
Net interest margin(2)			16.24%			16.74%			16.20%			16.18%			16.26%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2017			Twelve Months Ended Dec 31, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,707	$129	1.10%	$12,152	$63	0.52%
Securities available for sale	4,449	59	1.33%	3,220	33	1.02%

Loan receivables:
Credit cards, including held for sale	72,795	15,941	21.90%	65,947	14,424	21.87%
Consumer installment loans	1,491	137	9.19%	1,274	117	9.18%
Commercial credit products	1,366	139	10.18%	1,372	139	10.13%
Other	50	2	4.00%	56	2	3.57%
Total loan receivables, including held for sale	75,702	16,219	21.42%	68,649	14,682	21.39%
Total interest-earning assets	91,858	16,407	17.86%	84,021	14,778	17.59%

Non-interest-earning assets:
Cash and due from banks	887			965
Allowance for loan losses	(4,942)			(3,872)
Other assets	3,304			3,286
Total non-interest-earning assets	(751)			379

Total assets	$91,107			$84,400

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$53,173	$848	1.59%	$47,194	$727	1.54%
Borrowings of consolidated securitization entities	12,179	263	2.16%	12,428	244	1.96%
Bank term loan(1)	—	—	—%	556	31	5.58%
Senior unsecured notes	7,972	280	3.51%	7,158	246	3.44%
Total interest-bearing liabilities	73,324	1,391	1.90%	67,336	1,248	1.85%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	227			205
Other liabilities	3,129			3,239
Total non-interest-bearing liabilities	3,356			3,444

Total liabilities	76,680			70,780

Equity
Total equity	14,427			13,620

Total liabilities and equity	$91,107			$84,400
Net interest income		$15,016			$13,530

Interest rate spread(2)			15.96%			15.74%
Net interest margin(3)			16.35%			16.10%

(1) The effective interest rate for the Bank term loan for the 12 months ended December 31, 2016 was 2.48%. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017 vs. Dec 31, 2016
BALANCE SHEET STATISTICS
Total common equity	$14,234	$14,402	$14,332	$14,363	$14,196	$38	0.3%
Total common equity as a % of total assets	14.86%	15.56%	15.73%	16.13%	15.74%		(0.88)%

Tangible assets	$94,068	$90,785	$89,362	$87,232	$88,546	$5,522	6.2%
Tangible common equity(1)	$12,494	$12,639	$12,554	$12,545	$12,535	$(41)	(0.3)%
Tangible common equity as a % of tangible assets(1)	13.28%	13.92%	14.05%	14.38%	14.16%		(0.88)%
Tangible common equity per share(1)	$16.22	$16.15	$15.79	$15.47	$15.34	$0.88	5.7%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition
Total risk-based capital ratio(3)	17.3%	18.7%	18.7%	19.3%	18.5%
Tier 1 risk-based capital ratio(4)	16.0%	17.3%	17.4%	18.0%	17.2%
Tier 1 leverage ratio(5)	13.8%	14.6%	14.8%	14.8%	15.0%
Common equity Tier 1 capital ratio(6)	16.0%	17.3%	17.4%	18.0%	17.2%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(6)	15.8%	17.2%	17.2%	17.7%	17.0%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at December 31, 2017 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

(6) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is an estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	4Q'17 vs. 4Q'16		Dec 31, 2017	Dec 31, 2016	YTD'17 vs. YTD'16
RETAIL CARD
Purchase volume(1)(2)	$29,839	$26,347	$27,101	$22,952	$28,996	$843	2.9%	$106,239	$101,242	$4,997	4.9%
Period-end loan receivables	$56,230	$52,119	$51,437	$49,905	$52,701	$3,529	6.7%	$56,230	$52,701	$3,529	6.7%
Average loan receivables, including held for sale	$53,256	$51,817	$50,533	$50,644	$49,476	$3,780	7.6%	$51,570	$46,963	$4,607	9.8%
Average active accounts (in thousands)(2)(3)	56,113	54,471	54,058	55,049	54,489	1,624	3.0%	55,142	53,344	1,798	3.4%

Interest and fees on loans(2)	$3,133	$3,102	$2,900	$2,888	$2,909	$224	7.7%	$12,023	$10,898	$1,125	10.3%
Other income(2)	$49	$61	$25	$77	$70	$(21)	(30.0)%	$212	$288	$(76)	(26.4)%
Retailer share arrangements(2)	$(771)	$(795)	$(657)	$(681)	$(801)	$30	(3.7)%	$(2,904)	$(2,870)	$(34)	1.2%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,366	$4,178	$3,930	$3,686	$4,194	$172	4.1%	$16,160	$15,641	$519	3.3%
Period-end loan receivables	$16,857	$16,153	$15,595	$15,320	$15,567	$1,290	8.3%	$16,857	$15,567	$1,290	8.3%
Average loan receivables	$16,386	$15,848	$15,338	$15,424	$15,076	$1,310	8.7%	$15,752	$14,110	$1,642	11.6%
Average active accounts (in thousands)(3)	9,421	9,183	9,031	9,090	8,844	577	6.5%	9,192	8,410	782	9.3%

Interest and fees on loans	$574	$559	$533	$515	$523	$51	9.8%	$2,181	$1,952	$229	11.7%
Other income	$2	$2	$6	$4	$3	$(1)	(33.3)%	$14	$13	$1	7.7%
Retailer share arrangements	$(5)	$(9)	$(9)	$(1)	$(9)	$4	(44.4)%	$(24)	$(26)	$2	(7.7)%

CARECREDIT
Purchase volume(1)	$2,360	$2,368	$2,445	$2,242	$2,179	$181	8.3%	$9,415	$8,585	$830	9.7%
Period-end loan receivables	$8,860	$8,656	$8,426	$8,125	$8,069	$791	9.8%	$8,860	$8,069	$791	9.8%
Average loan receivables	$8,727	$8,500	$8,219	$8,064	$7,924	$803	10.1%	$8,380	$7,576	$804	10.6%
Average active accounts (in thousands)(3)	5,814	5,677	5,546	5,490	5,368	446	8.3%	5,634	5,174	460	8.9%

Interest and fees on loans	$526	$521	$494	$474	$487	$39	8.0%	$2,015	$1,832	$183	10.0%
Other income	$11	$13	$26	$12	$12	$(1)	(8.3)%	$62	$43	$19	44.2%
Retailer share arrangements	$(3)	$(1)	$(3)	$(2)	$(1)	$(2)	NM	$(9)	$(6)	$(3)	50.0%

TOTAL SYF
Purchase volume(1)(2)	$36,565	$32,893	$33,476	$28,880	$35,369	$1,196	3.4%	$131,814	$125,468	$6,346	5.1%
Period-end loan receivables	$81,947	$76,928	$75,458	$73,350	$76,337	$5,610	7.3%	$81,947	$76,337	$5,610	7.3%
Average loan receivables, including held for sale	$78,369	$76,165	$74,090	$74,132	$72,476	$5,893	8.1%	$75,702	$68,649	$7,053	10.3%
Average active accounts (in thousands)(2)(3)	71,348	69,331	68,635	69,629	68,701	2,647	3.9%	69,968	66,928	3,040	4.5%

Interest and fees on loans(2)	$4,233	$4,182	$3,927	$3,877	$3,919	$314	8.0%	$16,219	$14,682	$1,537	10.5%
Other income(2)	$62	$76	$57	$93	$85	$(23)	(27.1)%	$288	$344	$(56)	(16.3)%
Retailer share arrangements(2)	$(779)	$(805)	$(669)	$(684)	$(811)	$32	(3.9)%	$(2,937)	$(2,902)	$(35)	1.2%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended					Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Dec 31, 2017
COMMON EQUITY MEASURES
GAAP Total common equity	$14,234	$14,402	$14,332	$14,363	$14,196
Less: Goodwill	(991)	(991)	(991)	(992)	(949)
Less: Intangible assets, net	(749)	(772)	(787)	(826)	(712)
Tangible common equity	$12,494	$12,639	$12,554	$12,545	$12,535
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	254	344	337	340	337
Basel III - Common equity Tier 1 (fully phased-in)	$12,748	$12,983	$12,891	$12,885	$12,872
Adjustment related to capital components during transition	142	142	146	154	263
Basel III - Common equity Tier 1 (transition)	$12,890	$13,125	$13,037	$13,039	$13,135

RISK-BASED CAPITAL
Common equity Tier 1	$12,890	$13,125	$13,037	$13,039	$13,135
Add: Allowance for loan losses includible in risk-based capital	1,064	1,001	985	954	994
Risk-based capital	$13,954	$14,126	$14,022	$13,993	$14,129

ASSET MEASURES
Total average assets(2)	$94,498	$91,121	$89,394	$89,468	$88,752
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,392)	(1,304)	(1,325)	(1,358)	(1,059)
Total assets for leverage purposes	$93,106	$89,817	$88,069	$88,110	$87,693

Risk-weighted assets - Basel III (fully phased-in)(3)	$80,526	$75,614	$74,748	$72,596	$75,941
Risk-weighted assets - Basel III (transition)(3)	$80,669	$75,729	$74,792	$72,627	$76,179

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$18.47	$18.40	$18.02	$17.71	$17.37
Less: Goodwill	(1.29)	(1.27)	(1.25)	(1.22)	(1.16)
Less: Intangible assets, net	(0.96)	(0.98)	(0.98)	(1.02)	(0.87)
Tangible common equity per share	$16.22	$16.15	$15.79	$15.47	$15.34

ADJUSTED NET EARNINGS
GAAP net earnings	$385	$555	$496	$499	$576	$1,935
Adjustment for tax law change(4)	160	—	—	—	—	160
Adjusted net earnings	$545	$555	$496	$499	$576	$2,095

ADJUSTED DILUTED EPS
GAAP diluted EPS	$0.49	$0.70	$0.61	$0.61	$0.70	$2.42
Adjustment for tax law change(4)	0.21	—	—	—	—	0.20
Adjusted diluted EPS	$0.70	$0.70	$0.61	$0.61	$0.70	$2.62

(1) Regulatory measures at December 31, 2017 are presented on an estimated basis.
(2) Total average assets are presented based upon the use of daily averages.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.

(4) Adjustment to exclude the effects to Provision for income taxes in the quarter ended December 31, 2017, resulting from the Tax Act.